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                                                                   EXHIBIT 10.16


                               MAC-GRAY II, INC.

                     1997 STOCK OPTION AND INCENTIVE PLAN


SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS
            ----------------------------------------

     The name of the plan is the Mac-Gray II, Inc. 1997 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Directors and other key persons of Mac-Gray II, Inc. (the "Company") and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Administrator" is defined in Section 2.

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Committee" means the committee of the Board referred to in Section 2.

     "Director" means a member of the Board.

     "Dividend Equivalent Right" means Awards granted pursuant to Section 9.

     "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 16.

     "Fair Market Value" of the Stock on any given date means: (i) if the Stock is admitted to quotation on the NASDAQ National Market, the Fair Market Value on such date shall not
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be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported;
(ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market, the Fair Market Value on such date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported; or (iii) if the Stock is not publicly traded on a securities exchange or traded in the over-the-counter market or, if traded or quoted, there are no transactions or quotations within the last ten (10) trading days or trading has been halted for extraordinary reasons, the Fair Market Value on such date shall be determined in good faith by the Administrator with reference to the rules and principles of valuation set forth in Section 20.2031-2 of the Treasury Regulations.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

     "Performance Share Award" means Awards granted pursuant to Section 8.

     "Restricted Stock Award" means Awards granted pursuant to Section 6.

     "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

     "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing fifty percent (50%) or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     "Unrestricted Stock Award" means any Award granted pursuant to Section 7.

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SECTION 2.  ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT
            ---------------------------------------------------------
            PARTICIPANTS AND DETERMINE AWARDS
            ---------------------------------

     (a)    Committee.  The Plan shall be administered by either the Board or a
            ---------
committee consisting of not less than two (2) Independent Directors (in either case, the "Administrator"). On and after the date the Plan becomes subject to
Section 162(m) of the Code, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. On and after the date the Company becomes subject to the Act, each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Act, or any successor definition under said rule.

     (b)    Powers of Administrator.  The Administrator shall have the power and
            -----------------------
authority to grant Awards consistent with the terms of the Plan, including the power and authority:

           (i) to select the officers, employees, Independent Directors, consultants and key persons of the Company and its Subsidiaries to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more participants;

          (iii) to determine the number of shares of Stock to be covered by any Award;

          (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

          (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

          (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

          (vii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

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          (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

     (c)    Delegation of Authority to Grant Awards.  The Administrator, in its
            ---------------------------------------
discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
            ----------------------------------------------------

     (a)    Stock Issuable.  The maximum number of shares of Stock reserved and
            --------------
available for issuance under the Plan shall not exceed the greater of (i) 15,000 shares of stock or (ii) ten percent (10%) of the total number of outstanding shares of Stock (as determined at the time of each grant of Award and without considering as outstanding any Stock subject to any Awards granted on the same day as such grant); provided, however, that the maximum number of shares of
                    --------  -------
Stock for which Incentive Options may be granted under the Plan shall not exceed 750,000 shares of Stock. For purposes of the foregoing limitation(s), the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that on and after the date the Plan is subject to
       --------  -------
Section 162(m) of the Code, Stock Options with respect to no more than 150,000 shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

     (b)    Recapitalizations.  If, through or as a result of any merger,
            -----------------
consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect

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to such shares of Stock or other securities, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

     (c)    Mergers.  Upon consummation of a consolidation or merger or sale of
            -------
all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity and which results in the change in control of the Company, or in the event of a liquidation of the Company (in each case, a "Transaction"), all outstanding Stock Options shall automatically vest and become fully exercisable, and the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Stock Options:
(i) provide that such Stock Options shall be assumed or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionees, provide that all unexercised Stock Options will terminate immediately prior to the consummation of the Transaction unless exercised by the optionee within a specified period following the date of such notice, and/or (iii) in the event of a business combination under the terms of which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the business combination, make or provide for a cash payment to the optionees equal to the difference between (A) the value (as determined by the Administrator) of the consideration payable per share of Stock pursuant to the business combination (the "Merger Price") times the number of shares of Stock subject to such outstanding Stock Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options in exchange for the termination of such Stock Options. In the event Stock Options will terminate upon the consummation of the Transaction, each optionee shall be permitted, within a specified period determined by the Administrator, to exercise all non-vested Stock Options, subject to the consummation of the Transaction.

     (d)    Substitute Awards.  The Administrator may grant Awards under the
            -----------------
Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

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SECTION 4.  ELIGIBILITY
            -----------

     Participants in the Plan will be such officers and other employees, Independent Directors, consultants and other key persons of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.  STOCK OPTIONS
            -------------

     Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. Non-Qualified Stock Options may be granted to officers, employees, Independent Directors, consultants and other key persons of the Company and its subsidiaries. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after April __, 2007.

     (a)    Stock Options Granted to Employees and Key Persons.  Stock Options
            --------------------------------------------------
granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

            (i)    Exercise Price.  The exercise price per share for the Stock
                   --------------
     covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant in the case of Incentive Stock Options and or eighty-five percent (85%) of the Fair Market Value on the date of grant in the case of Non-Qualified Stock Options. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value on the grant date of such Option.

            (ii)   Option Term.  The term of each Stock Option shall be fixed
                   -----------
     by the Administrator, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date such Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any

                                       6
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     parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant of such Option.

            (iii)  Exercisability; Rights of a Stockholder.  Stock Options shall
                   ---------------------------------------
     become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder of the Company only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

            (iv)   Method of Exercise.  Stock Options may be exercised in whole
                   ------------------
     or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                   (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

                   (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been beneficially owned by the optionee for at least six (6) months, if permitted by the Administrator in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

                   (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

            (v)    Annual Limit on Incentive Stock Options.  To the extent
                   ---------------------------------------
     required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to

                                       7
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     which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

     (b)    Reload Options.  At the discretion of the Administrator, Options
            --------------
granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Administrator may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

     (c)    Stock Options Granted to Independent Directors.
            ----------------------------------------------

            (i)    Automatic Grant of Options.
                   --------------------------

                   (A) Each Independent Director shall be granted on the effective date of the Company's initial public offering a Non-Qualified Stock Option to acquire one thousand (1,000) shares of Stock.

                   (B) Each Independent Director who is first elected to serve as a Director after the effective date of the Company's initial public offering shall be granted, on the fifth (5th) business day after his election, a Non-Qualified Stock Option to acquire one thousand (1,000) shares of Stock.

                   (C) Each Independent Director who is serving as a Director of the Company on the fifth (5th) business day after each annual meeting of shareholders, beginning with the 1998 annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire one thousand (1,000) shares of Stock.

                   (D) The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

                   (E) The Administrator, in its sole discretion, may grant additional Non-Qualified Stock Options to Independent Directors.

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            (ii)   Exercise; Termination.
                   ---------------------

                   (A) Except as otherwise provided in Section 3 hereof, an Option granted under this Section 5(c) shall be exercisable in full as of the grant date. An Option issued under this Section 5(c) shall not be exercisable after the expiration of ten (10) years from the date of grant.

                   (B) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in
          Section 5(a)(iv). An optionee shall have the rights of a stockholder of the Company only as to shares acquired upon the exercise of a Stock Option and not as to any unexercised Stock Options.

     (d)  Non-transferability of Options.  No Stock Option shall be transferable
          ------------------------------
by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Administrator may permit the optionee to transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable option agreement.

SECTION 6.  RESTRICTED STOCK AWARDS
            -----------------------

     (a)    Nature of Restricted Stock Awards.  A Restricted Stock Award is an
            ---------------------------------
Award entitling the recipient to acquire, at par value or such other purchase price determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

     (b)    Rights as a Stockholder.  Upon execution of a written instrument
            -----------------------
setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below.

     (c)    Restrictions.  Restricted Stock may not be sold, assigned,
            ------------
transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein and in the written instrument evidencing the Restricted Stock Award. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, from the participant or the participant's legal representative.

     (d)    Vesting of Restricted Stock.  The Administrator at the time of grant
            ---------------------------
shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator at any time, a participant's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant's termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall either be subject to the Company's right of repurchase as provided in Section 6(c) above.

     (e)    Waiver, Deferral and Reinvestment of Dividends.  The written
            ----------------------------------------------
instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.  UNRESTRICTED STOCK AWARDS
            -------------------------

     (a)    Grant or Sale of Unrestricted Stock.  The Administrator may, in its
            -----------------------------------
sole discretion, grant (or sell at a purchase price determined by the Administrator) an Unrestricted Stock Award to any participant pursuant to which such participant may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such participant.

     (b)    Elections to Receive Unrestricted Stock In Lieu of Compensation.
            ---------------------------------------------------------------
Upon the request of a participant and with the consent of the Administrator, each such participant may, pursuant to an advance written election delivered to the Company no later than the date specified by the Administrator, receive a portion of the cash compensation otherwise due to such participant in the form of shares of Unrestricted Stock either currently or on a deferred basis.

     (c)    Restrictions on Transfers.  The right to receive shares of
            -------------------------
Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.  PERFORMANCE SHARE AWARDS
            ------------------------

     (a)    Nature of Performance Share Awards.  A Performance Share Award is an
            ----------------------------------
Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Administrator may rely on the performance
        --------  -------
goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

     (b)    Restrictions on Transfer.  Performance Share Awards and all rights
            ------------------------
with respect to such awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c)    Rights as a Shareholder. A participant receiving a Performance Share
            -----------------------
Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Administrator).

     (d)    Termination.  Except as may otherwise be provided by the
            -----------
Administrator at any time prior to termination of employment (or other business relationship), a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or business relationship) with the Company and its Subsidiaries for any reason.

     (e)    Acceleration, Waiver, Etc.  At any time prior to the participant's
            -------------------------
termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 12, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 9.  DIVIDEND EQUIVALENT RIGHTS
            --------------------------

     (a)    Dividend Equivalent Rights.  A Dividend Equivalent Right is an Award
            --------------------------
entitling the recipient to receive credits based on cash dividends that would be paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares were held by the recipient. A Dividend Equivalent Right may be granted hereunder to any participant as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     (b)    Interest Equivalents.  Any Award under this Plan that is settled in
            --------------------
whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

SECTION 10. TAX WITHHOLDING
            ---------------

     (a)    Payment by Participant.  Each participant shall, no later than the
            ----------------------
date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b)    Payment in Stock.  Subject to approval by the Administrator, a
            ----------------
participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 11. TRANSFER, LEAVE OF ABSENCE, ETC.
            -------------------------------

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing; or

     (c) the change in employment status of an executive officer to that of a consultant, whether evidenced by agreement or not.

SECTION 12. AMENDMENTS AND TERMINATION
            --------------------------

     The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Administrator to be required by the Act to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.

SECTION 13. STATUS OF PLAN
            --------------

     With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 14. GENERAL PROVISIONS
            ------------------

     (a)    No Distribution; Compliance with Legal Requirements.  The
            ---------------------------------------------------
Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b)    Delivery of Stock Certificates.  Delivery of stock certificates to
            ------------------------------
participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c)    Other Compensation Arrangements; No Employment Rights.  Nothing
            -----------------------------------------------------
contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 15. EFFECTIVE DATE OF PLAN
            ----------------------

     This Plan shall become effective upon approval by the holders of a majority of the shares of Stock cast at a duly held meeting of the Stockholders' of the Company. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 16. GOVERNING LAW
            -------------

     This Plan shall be governed by the laws of the State of Delaware law except to the extent such law is preempted by federal law.


DATE APPROVED BY BOARD OF DIRECTORS: ____________________


DATE APPROVED BY STOCKHOLDERS: ____________________

                       INCENTIVE STOCK OPTION AGREEMENT
                          UNDER THE MAC-GRAY II, INC.
                     1997 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:_____________________________
No. of Option Shares:___________________________
Option Exercise Price per Share:_____________________________________
                         [FMV (110% of FMV if a 10% owner)]
Grant Date:____________________
Expiration Date:_____________________________________
               [up to 10 years (5 if a 10% owner)]


     Pursuant to the Mac-Gray II, Inc. 1997 Stock Option and Incentive Plan (the "Plan") as amended through the date hereof, Mac-Gray II, Inc. (the "Company") hereby grants to the Optionee named above an option (the "Stock Option") to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $.01 per share (the "Stock") of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

     1.   Vesting Schedule.  No portion of this Stock Option may be exercised
          ----------------
until such portion shall have vested. This Stock Option shall become fully vested and exercisable on the sixth anniversary of the Grant Date; provided,
                                                                   --------
however, that, except as set forth below, and subject to the discretion of the
-------
Committee (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, if the Company's Common Stock is offered for sale pursuant to a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (an "IPO"), prior to the sixth anniversary of the Grant Date, then this Stock Option shall be vested and exercisable with respect to the following number of Option Shares on the dates indicated:

               Number of
               ---------
        Option Shares Exercisable*    Vesting Date
        -------------------------     ------------
            ____   (20%)           [First Anniversary]

            ____   (20%)           [Second Anniversary]

            ____   (20%)           [Third Anniversary]

            ____   (20%)           [Fourth Anniversary]

            ____   (20%)           [Fifth Anniversary]

     * Max. of $100,000 per yr.

     In the event of a sale of all or substantially all of the assets of the Company, a merger or other consolidation which results in a change in control of the Company, or the liquidation or dissolution of the Company, this Stock Option shall become immediately vested and exercisable in full, whether or not this Stock Option or any portion hereof is vested and exercisable at such time. Once vested, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

     2.   Manner of Exercise.
          ------------------

          (a) The Optionee may exercise this Option only in the following manner: from time to time on or prior to the Expiration Date of this Option, the Optionee may give written notice to the Committee of his or her election to purchase some or all of the vested Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

     Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Committee; (ii) in the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee for at least six months; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

     The delivery of certificates representing the Option Shares will be contingent upon the Company's receipt from the Optionee of full payment for the Option Shares, as set forth above and any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.

          (b) Certificates for the shares of Stock purchased upon exercise of this Stock Option shall be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan. The determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the shares to the Optionee, and the Optionee's name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

          (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 2 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

          (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

     3.   Termination of Employment.
          -------------------------

          (a) If the Optionee's employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

          (i) Termination Due to Death.  If the Optionee's employment terminates
              ------------------------
          by reason of death, any Stock Option held by the Optionee shall become fully exercisable and may thereafter be exercised by the Optionee's legal representative or legatee for a period of [twelve (12)] months from the date of death or until the Expiration Date, if earlier.

          (ii) Termination Due to Disability.  If the Optionee's employment
               -----------------------------
          terminates by reason of the Optionee's inability to perform [his/her] normal required services for the Company and its Subsidiaries for a period of six (6) consecutive months by reason of the Optionee's mental or physical disability, as determined by the Administrator in good faith in its sole discretion (a "Disability"), any Stock Option held by the Optionee shall become fully exercisable and may thereafter be exercised by the Optionee for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier. The death of the Optionee during the 12-month period provided in this
          Section 3(b) shall extend such period for another twelve (12) months from the date of death or until the Expiration Date, if earlier.

          (iii)  Termination for Cause.  If the Optionee's employment terminates
                 ---------------------
          for Cause, any Stock Option held by the Optionee shall terminate immediately and be of no further force and effect. For purposes hereof, termination of employment for "Cause" shall mean the occurrence of one or more of the following: (i) the Optionee is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and materially adverse effect on the Company or any Subsidiary, as determined by the Administrator in good faith in its sole discretion; (ii) the Optionee engages in a fraudulent act to the material damage or prejudice of the Company or any Subsidiary or in conduct or activities materially damaging to the property, business or reputation of the Company or any Subsidiary, all as determined by the Administrator in good faith in its sole discretion; (iii) any material act or omission by the Optionee involving malfeasance or negligence in the performance of the Optionee's duties to the Company or any Subsidiary to the material detriment of the Company or any Subsidiary, as determined by the Administrator in good faith in its sole discretion, which has not been corrected by the Optionee within thirty
          (30) days after written notice from the Company of any such act or omission; (iv) failure by the Optionee to comply in any material respect with the terms of [his/her] employment agreement, if any, or any written policies or directives of the Board as determined by the Administrator in good faith in its sole discretion, which has not been corrected by the Optionee with thirty (30) days after written notice from the Company of such failure; or (v) material breach by the Optionee of [his/her] noncompetition agreement with the Company, if any, as determined by the Administrator in good faith in its sole discretion.

          (iv) Other Termination.  If the Optionee's employment terminates for
               -----------------
          any reason other than death, Disability, or Cause, and unless otherwise determined by the Administrator, any Stock Option held by the Optionee may be exercised, to the extent exercisable on the date of termination, for a period of three (3) months from the date of termination or until the Expiration Date, if earlier. Any Stock Option that is not exercisable at such time shall terminate immediately and be of no further force or effect.

  The Administrator's determination of the reason for termination of the Optionee's employment shall be conclusive and binding on the Optionee and [his/her] representatives or legatees.

     (b) The Optionee acknowledges and agrees that, upon termination of the Optionee's employment with the Company (other than by death or Disability) prior to the closing of an IPO, the Company may, in its sole discretion, repurchase all or a portion of the shares of Stock that the Optionee has received upon any exercise by the Optionee pursuant to Section 2 hereof and held by the Optionee as of the date of such termination of employment (the "Exercised Shares"). The right of the Company to repurchase any of the Exercised Shares ("the Repurchase Option") is conferred only upon the Company, as follows: (i) the Company may exercise the Repurchase Option (a "Repurchase") for any or all of the Optionee's Exercised Shares by delivering to the Optionee written notice (the "Repurchase Notice") of its intent to exercise the Repurchase Option within ninety (90) days of the termination of the Optionee's employment, specifying therein the number of the Exercised Shares to be repurchased (the "Repurchased Shares") and the Repurchase Price (as defined below); and (ii) ten (10) business days after the Repurchase Notice is delivered to the Optionee, the Company shall pay to the Optionee an amount equal to the Repurchase Price, and the Optionee shall deliver the certificate or certificates representing the Repurchased Shares to the Company (provided, however, that if the number of Repurchased
                       --------  -------
Shares is less than the number of Exercised Shares held by the Optionee, then the Company shall reissue a certificate or certificates to the Optionee for the Exercised Shares that have not been repurchased by the Company). For purposes of this Section 3(b), the "Repurchase Price" shall be the Fair Market Value of the Repurchased Shares as determined by the Board in its sole discretion at the time of Repurchase.

     4.   Incorporation of Plan.  Notwithstanding anything herein to the
          ---------------------
contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

     5.   Transferability.  This Agreement is personal to the Optionee, is non-
          ---------------
assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee's lifetime, only by the Optionee, and thereafter, only by the Optionee's legal representative or legatee.

     6.   Status of the Stock Option.  This Stock Option is intended to qualify
          --------------------------
as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with his or her own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. If the Optionee intends to dispose or does dispose (whether by sale, gift, transfer or otherwise) of any Option Shares within the one-year period beginning on the date after the transfer of such shares to him or her, or within the two-year period beginning on the day after the grant of this Stock Option, he or she will notify the Company within thirty (30) days after such disposition.

     7.   Miscellaneous.
          -------------

          (a) Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Optionee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

          (b) This Stock Option does not confer upon the Optionee any rights with respect to continuance of employment by the Company or any Subsidiary.

          (c) Pursuant to Section 12 of the Plan, the Committee may at any time amend or cancel any outstanding portion of this Stock Option, but no such action may be taken which adversely affects the Optionee's rights under this Agreement without the Optionee's consent.


                                    MAC-GRAY II, INC.


                                    By:________________________________________
                                       Name:
                                       Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.


Dated:_________________________     _________________________
                                    Optionee's Signature

                                    Optionee's name and address:

                                    _________________________

                                    _________________________

                                    _________________________

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                             FOR COMPANY EMPLOYEES

                          UNDER THE MAC-GRAY II, INC.
                     1997 STOCK OPTION AND INCENTIVE PLAN

Name of Optionee:___________________________________
No. of Option Shares:_______________________________
Option Exercise Price per Share:____________________
                                   [min. 85% of FMV]
Grant Date:______________________________
Expiration Date:_________________________________
                    [up to 10 years and 1 day]


     Pursuant to the Mac-Gray II, Inc. 1997 Stock Option and Incentive Plan (the "Plan") as amended through the date hereof, Mac-Gray II, Inc. (the "Company") hereby grants to the Optionee named above an option (the "Stock Option") to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $.01 per share (the "Stock") of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

     1.   Vesting Schedule.  No portion of this Stock Option may be exercised
          ----------------
until such portion shall have vested. This Stock Option shall become fully vested and exercisable on the sixth anniversary of the Grant Date; provided,
                                                                   --------
however, that except as set forth below, and subject to the discretion of the
-------
Committee (as defined in Section 2 of the Plan) to accelerate the vesting schedule hereunder, if the Company's Common Stock is offered for sale pursuant to a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (an "IPO"), prior to the sixth anniversary of the Grant Date, then this Stock Option shall be vested and exercisable with respect to the following number of Option Shares on the dates indicated:

              Number of
              ---------
     Option Shares Exercisable                         Vesting Date
     -------------------------                         ------------
   ____________________   (20%)                     [First Anniversary]

   ____________________   (20%)                     [Second Anniversary]

   ____________________   (20%)                     [Third Anniversary]

   ____________________   (20%)                     [Fourth Anniversary]

   ____________________   (20%)                     [Fifth Anniversary]
                                                     -----------------

     In the event of a sale of all or substantially all of the assets of the Company, a merger or other consolidation which results in a change of control of the Company, or the liquidation or dissolution of the Company, this Stock Option shall become immediately vested and exercisable in full, whether or not this Stock Option or any portion hereof is vested and exercisable at such time. Once vested, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

     2.   Manner of Exercise.
          ------------------

          (a) The Optionee may exercise this Option only in the following manner: from time to time on or prior to the Expiration Date of this Option, the Optionee may give written notice to the Committee of his or her election to purchase some or all of the vested Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

     Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Committee; (ii) in the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee for at least six months; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

     The delivery of certificates representing the Option Shares will be contingent upon the Company's receipt from the Optionee of full payment for the Option Shares, as set forth above and any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.

          (b) Certificates for shares of Stock purchased upon exercise of this Stock Option shall be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan. The determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the shares to the Optionee, and the Optionee's name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

          (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 2 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

          (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

     3.   Termination of Employment.
          -------------------------

          (a) If the Optionee's employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

          (i)    Termination Due to Death.  If the Optionee's employment
                 ------------------------
          terminates by reason of death, any Stock Option held by the Optionee shall become fully exercisable and may thereafter be exercised by the Optionee's legal representative or legatee for a period of twelve (12) months from the date of death or until the Expiration Date, if earlier.

          (ii)   Termination Due to Disability.  If the Optionee's employment
                 -----------------------------
          terminates by reason of the Optionee's inability to perform [his/her] normal required services for the Company and its Subsidiaries for a period of six (6) consecutive months by reason of the Optionee's mental or physical disability, as determined by the Administrator in good faith in its sole discretion (a "Disability"), any Stock Option held by the Optionee shall become fully exercisable and may thereafter be exercised by the Optionee for a period of twelve (12) months from the date of termination or until the Expiration Date, if earlier. The death of the Optionee during the 12-month period provided in this
          Section 3(b) shall extend such period for another twelve (12) months from the date of death or until the Expiration Date, if earlier.

          (iii)  Termination for Cause.  If the Optionee's employment terminates
                 ---------------------
          for Cause, any Stock Option held by the Optionee shall terminate immediately and be of no further force and effect. For purposes hereof, a termination for "Cause" shall mean the occurrence of one or more of the following: (i) the Optionee is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and materially adverse effect on the Company or any Subsidiary, as determined by the Administrator in good faith in its sole discretion;
          (ii) the Optionee engages in a fraudulent act to the material damage or prejudice of the Company or any Subsidiary or in conduct or activities materially damaging to the property, business or reputation of the Company or any Subsidiary, all as determined by the Administrator in good faith in its sole discretion; (iii) any material act or omission by the Optionee involving malfeasance or negligence in the performance of the Optionee's duties to the Company or any Subsidiary to the material detriment of the Company or any Subsidiary, as determined by the Administrator in good faith in its sole discretion, which has not been corrected by the Optionee within thirty
          (30) days after written notice from the Company of any such act or omission; (iv) failure by the Optionee to comply in any material respect with the terms of [his/her] employment agreement, if any, or any written policies or directives of the Board as determined by the Administrator in good faith in its sole discretion, which has not been corrected by the Optionee with thirty (30) days after written notice from the Company of such failure; or (v) material breach by the Optionee of [his/her] noncompetition agreement with the Company, if any, as determined by the Administrator in good faith in its sole discretion.

          (iv)   Other Termination.  If the Optionee's employment terminates for
                 -----------------
          any reason other than death, Disability or Cause, and unless otherwise determined by the Administrator, any Stock Option held by the Optionee may be exercised, to the extent exercisable on the date of termination, for a period of three (3) months from the date of termination or until the Expiration Date, if earlier. Any Stock Option that is not exercisable at such time shall terminate immediately and be of no further force or effect.

  The Administrator's determination of the reason for termination of the Optionee's employment shall be conclusive and binding on the Optionee and [his/her] representatives or legatees.

     (b) The Optionee acknowledges and agrees that, upon termination of the Optionee's employment with the Company (other than by death or Disability) prior to the closing of an IPO, the Company may, in its sole discretion, repurchase all or a portion of the shares of Stock that the Optionee has received upon any exercise by the Optionee pursuant to Section 2 hereof and held by the Optionee as of the date of such termination of employment (the "Exercised Shares"). The right of the Company to repurchase any of the Exercised Shares ("the Repurchase Option") is conferred only upon the Company, as follows: (i) the Company may exercise the Repurchase Option (a "Repurchase") for any or all of the Optionee's Exercised Shares by delivering to the Optionee written notice (the "Repurchase Notice") of its intent to exercise the Repurchase Option within ninety (90) days of the termination of the Optionee's employment, specifying therein the number of the Exercised Shares to be repurchased (the "Repurchased Shares") and the Repurchase Price (as defined below); and (ii) ten (10) business days after the Repurchase Notice is delivered to the Optionee, the Company shall pay to the

Optionee an amount equal to the Repurchase Price, and the Optionee shall deliver the certificate or certificates representing the Repurchased Shares to the Company (provided, however, that if the number of Repurchased Shares is less
         --------  -------
than the number of Exercised Shares held by the Optionee, then the Company shall reissue a certificate or certificates to the Optionee for the Exercised Shares that have not been repurchased by the Company). For purposes of this Section 3(b), the "Repurchase Price" shall be the Fair Market Value of the Repurchased Shares as determined by the Board in its sole discretion at the time of Repurchase.

     4.   Incorporation of Plan.  Notwithstanding anything herein to the
          ---------------------
contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

     5.   Transferability.  This Agreement is personal to the Optionee, is non-
          ---------------
assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee's lifetime, only by the Optionee, and thereafter, only by the Optionee's legal representative or legatee.

     6.   Tax Withholding.  The Optionee shall, not later than the date as of
          ---------------
which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. Subject to the affirmative consent or disapproval of the Administrator, the Optionee may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued, or (ii) transferring to the Company, a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due.

     7.   Miscellaneous.
          -------------

          (a) Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Optionee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

          (b) This Stock Option does not confer upon the Optionee any rights with respect to continuance of employment by the Company or any Subsidiary.

          (c) Pursuant to Section 12 of the Plan, the Committee may at any time amend or cancel any outstanding portion of this Stock Option, but no such action may be taken which adversely affects the Optionee's rights under this Agreement without the Optionee's consent.

                                    MAC-GRAY II, INC.


                                    By: __________________________________
                                        Name:
                                        Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.


Dated: _________________________           _____________________________________
                                           Optionee's Signature

                                           Optionee's name and address:

                                           _____________________________________

                                           _____________________________________

                                           _____________________________________

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                          FOR NON-EMPLOYEE DIRECTORS

                          UNDER THE MAC-GRAY II, INC.
                     1997 STOCK OPTION AND INCENTIVE PLAN


Name of Optionee:______________________________
No. of Option Shares: __________
Option Exercise Price per Share:_______________
                                   [FMV]
Grant Date:____________________________________
     [fifth business day after each annual meeting]
Expiration Date:____________________
                    [10 years]


     Pursuant to the Mac-Gray II, Inc. 1997 Stock Option and Incentive Plan (the "Plan") as amended through the date hereof, the Mac-Gray II, Inc. (the "Company") hereby grants to the Optionee named above, who is a Director of the Company but is not an employee of the Company, an option (the "Stock Option") to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $.01 per share (the "Stock") of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

     1.   Vesting.  No portion of this Stock Option may be exercised until this
          -------
Stock Option shall have vested. Except as set forth below, this Stock Option shall be fully vested and exercisable on the [Grant Date.]

     In the event of (i) the termination of the Optionee's service as a director of the Company because of the Optionee's inability to perform [his/her] normal required services for the Company and its Subsidiaries for a period of six (6) consecutive months by reason of the Optionee's mental or physical disability, as determined by the Administrator in good faith in its sole discretion (a "Disability"), death, the sale of all or substantially all of the assets of the Company, a merger or other consolidation which results in a change in control of the Company, or the liquidation or dissolution of the Company, this Stock Option shall become immediately vested and exercisable in full, whether or not vested and exercisable at such time. Once vested, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

     2.   Exercise of Stock Option.
          ------------------------

          (a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the vested Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

     Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Committee; (ii) in the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the Optionee for at least six months; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or (iv) a combination of (i), (ii) and (iii) above. Payment instruments will be received subject to collection.

     The delivery of certificates representing the Option Shares will be contingent upon the Company's receipt from the Optionee of full payment for the Option Shares, as set forth above and any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations.

          (b) Certificates for shares of Stock purchased upon exercise of this Stock Option shall be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan. The determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of the shares subject to this Stock Option, or to have any of the rights of a holder, unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the shares to the Optionee, and the Optionee's name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

          (c) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be [100] shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

          (d) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

     3.   Termination as Director. If the Optionee ceases to be a Director of
          -----------------------
the Company, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

          (a) Termination by Reason of Death.  If the Optionee ceases to be a
              ------------------------------
Director by reason of death, any Stock Option held by the Optionee may be exercised by [his/or her] legal representative or legatee for a period of [twelve (12)] months from the date of death or until the Expiration Date, if earlier.

          (b) Other Termination.  If the Optionee ceases to be a Director for
              -----------------
any reason other than for Cause or death, any Stock Option held by the Optionee may be exercised for a period of [six (6) months] from the date of termination or until the Expiration Date, if earlier. For purposes hereof, "Cause" shall mean the occurrence of one or more of the following: (i) the Optionee is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and materially adverse effect on the Company or any Subsidiary, as determined by the Administrator in good faith in its sole discretion; (ii) the Optionee engages in a fraudulent act to the material damage or prejudice of the Company or any Subsidiary or in conduct or activities materially damaging to the property, business or reputation of the Company or any Subsidiary, all as determined by the Administrator in good faith in its sole discretion; (iii) any material act or omission by the Optionee involving malfeasance or negligence in the performance of the Optionee's duties to the Company or any Subsidiary to the material detriment of the Company or any Subsidiary, as determined by the Administrator in good faith in its sole discretion, which has not been corrected by the Optionee within thirty (30) days after written notice from the Company of any such act or omission; (iv) failure by the Optionee to comply in any material respect with the terms of his/her employment agreement, if any, or any written policies or directives of the Board as determined by the Administrator in good faith in its sole discretion, which has not been corrected by the Optionee with thirty (30) days after written notice from the Company of such failure; or (v) material breach by the Optionee of [his/her] noncompetition agreement with the Company, if any, as determined by the Administrator in good faith in its sole discretion.

     4.   Incorporation of Plan.  Notwithstanding anything herein to the
          ---------------------
contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

     [5.  Transferability.  This Agreement is personal to the Optionee, is non-
          ---------------
assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee's lifetime, only by the Optionee, and thereafter, only by the Optionee's legal representative or legatee.]

     6.   Miscellaneous.
          -------------

          (a) Notice hereunder shall be given to the Company at its principal place of business, and shall be given to the Optionee at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

          (b) This Stock Option does not confer upon the Optionee any rights with respect to continuance as a Director.

          (c) Pursuant to Section 12 of the Plan, the Committee may at any time amend or cancel any outstanding portion of this Stock Option, but no such action may be taken which adversely affects the Optionee's rights under this Agreement without the Optionee's consent.

                                        MAC-GRAY II, INC.



                                        By: _______________________________
                                            Name:
                                            Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.


Dated: _________________________        ______________________________________
                                        Optionee's Signature

                                        Optionee's name and address:


                                        ______________________________________

                                        ______________________________________

                                        ______________________________________